May 2024 1 Investor Presentation

Forward-Looking Statements Cautionary Statement on Forward-looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. This presentation includes forward- looking statements that reflect our current expectations, projections and goals relating to our future results, performance and prospects. Forward-looking statements include all statements that are not historical in nature and are not current facts, including our preliminary estimated financial information for Q4 2022. When used in this news release (and any oral statements made regarding the subjects of this release, including on the conference call announced herein), the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could,” “will” or the negative of these terms or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements involve risks and uncertainties. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. The Company’s actual experience and results may differ materially from the experience and results anticipated in such statements. Factors that might cause such a difference include those discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which include its Annual or Transition Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For more information, see the section entitled “Forward- Looking Statements” contained in the Company’s Transition Report on Form 10-K and in other filings. Any forward-looking statements included in this presentation are made only as of the date of this presentation and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA which is a "non-GAAP financial measure" as defined in Regulation G of the Securities Exchange Act of 1934. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions, (v) costs incurred related to the COVID-19 pandemic and (vi) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business. Adjusted EBITDA is used to calculate the Company's leverage ratio, consistent with the terms of the Company's ABL facility. We believe Adjusted EBITDA is useful because it allows us to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company’s results for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of KLX Energy Services Holdings, Inc. (“KLXE”) and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given period, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1’19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019; for Q2’19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019; for Q3’19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019; for Q4’19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019; and for Q1’20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Additional information is available from KLX at its website, www.klx.com. KLX Energy Services 2

3 NEXT LEVEL READINESS KLX Energy Services is a leading U.S. onshore provider of value-added, technologically-differentiated oilfield services focused on completion, intervention and production activities for the most technically demanding wells. NASDAQ KLXE Headquartered in Houston, TX Employees ~1,870 Revenue $823MM Net Loss $12MM Adjusted EBITDA $111MM Results reflect Q1 2024 LTM results and headcount as of March 31, 2024

KLX Energy Services 4 Key Investment Highlights Attractive underlying fundamentals drive strong financial performance with conservative capital structure1 Strong footprint in key energy producing basins 2 Differentiated services and market position generate superior profit margins and accelerate financial performance3 Customer service focus and safety culture lead to deeply entrenched relationships with blue chip customers4 Executive management team with proven track record of building industry leading businesses and consolidating the sector5 Conservative balance sheet and low leverage with ample liquidity profile6

 Extended reach laterals greater than three miles becoming more common and KLX is well positioned to participate in and lead this evolution KLX Energy Services 5 Macro Customer Consolidation  > $200B of customer consolidation in 2023  Top 20 operators are leading consolidation wave Favorable Market Outlook  Prolonged underinvestment, US operator capital discipline driving activity dislocation vs commodity price, OPEC+ discipline and geopolitical conflict combine to create a market that is expected to remain structurally undersupplied  Global oil demand has rebounded from pre-Covid levels and expected future demand growth remains constructive Crude Market Gas Market  US LNG export capacity expected to rise ~80% by 2028 to > 25Bcf/d  Generative AI and data centers expected to drive uptick in natural gas demand  Commodity price has been depressed and volatile over the last few quarters but forward NYMEX Henry Hub Gas Prices are greater than $3.00 MMcf beginning November 2024 Source: Energy Information Administration.

KLX Energy Services 6 Rig Count and Commodity Prices As of May 17, 2024 Sources: Baker Hughes, Primary Vision, and Bloomberg. Indexed to 100 as of July 1, 2022 0 25 50 75 100 125 150 175 Total Rig Count WTI Natural Gas Frac Fleet Count (26%) (19%) (8%) (54%)

7 KLX Energy Services Strategic Focus  Provide market leading onsite job execution and safety  Drive margin enhancing utilization  Focus on pricing and cost structure to drive margins  Expand share of wallet with top customers  Continue to de-lever through a combination of EBITDA growth, free cash flow generation, debt reduction and consolidation  Opportunistically pursuing refinancing of 2025 debt maturities in 2024  Expand integrated suite of proprietary technology and products  Expand certain PSLs geographically  Continue to redeploy and expand our asset base in certain PSLs as returns warrant  Believe KLX is the partner of choice for consolidation  Maximize long-term shareholder value via synergistic consolidation  Greene’s acquisition is a blue- print by which KLX can structure win-win transactions, providing a conduit to liquidity for exceptional private oil service businesses Operational Excellence Augment Balance Sheet Strength Technology & Organic Growth Consolidation

Rockies 26% Southwest 40% Northeast/Mid-Con 34% Headquarters Technology Center Southwest Operation Facilities Rockies Operation Facilities Northeast / Mid-Con Operation Facilities AREAS OF OPERATION Revenue contribution as of Q1 2024.

Drilling Completion KLX Energy Services 9 110 measurement-while-drilling kits Over 400 latest generation mud motors Leading team of Directional Drillers and MWD techs 23 modern, large-diameter Coiled Tubing Units 60+ Wireline Units (split with Production) 120+ Frac Trees and 50 Guardian Isolation Tools 490+ accommodation trailers (split with Drilling) 4 frac spreads (2 staffed and operating) Suite of proprietary tools & consumables Production & Intervention Leading fleet of fishing and rentals tools 16 small diameter (2’’ or less) Coiled Tubing Units 30+ rig-assisted Snubbing Units Downhole production services Diversified Product Offering Revenue contribution as of Q1 2024. 24% Revenue 54% Revenue 22% Revenue

KLX Energy Services 10 Diversified & Complementary Product Service Offering  Diversified product service offering positions KLX to capture a larger percentage of customer spending across the lifecycle  Refocused product service offering across core geographies to improve scale, utilization and returns MWD, proprietary K-Series mud motor, directional electronics and other modulesDirectional Drilling Pressure Pumping Wireline Accommodations Coiled Tubing Other Completion Products & Services Tech Services Rentals Living accommodations, water & sewage services, light plants, generators and other 1-1/4” to 2-5/8” coiled tubing units Acidizing, cement, frac Flowback, frac valve rental, proprietary composite & dissolvable plugs and other proprietary products Pump down, pipe recovery, logging Fishing tools & services, thru tubing, reverse units and snubbing Pressure control equipment, tubulars, torque & testing, and pipe handling Q1 2024 Revenue Market Leader Rockies Southwest Northeast/ Mid-Con Select Products & Services 18% 5% 17% 11% 18% 4% 12% 15%

 Wide range of well construction equipment spanning a variety of sizes and configurations  HPHT float equipment  Latch-in plugs and wiper plugs  Centralizers  2-stage cement tools and annular casing packers  Liner hanger systems  Proprietary MWD tool design and packaging  Proprietary surface system  SHRIMPTM – Slim High-Res Inertial Measurement Probe  Mud Motor – proprietary lower end and in-house manufacturing  Fleet of open-hole fishing tools KLX Energy Services 11 Directional Drilling Well Construction Completions Production  Composite and PhantM dissolvable frac plugs  Retrievable packers and bridge plugs  Proprietary Oracle SRT Extended Reach Tool (“ERT”) (Two patents pending)  Proprietary and patented PDC bearing mud motor  Suite of Whisper Series electric Wireline, Snubbing and Coiled Tubing equipment  Production packers  Packer tubing accessories  Complete suite of cast iron products, including CICR and CIBP  Service tools for remedial and workover, including squeeze, cement, swab testing, etc.  Comprehensive suite of proprietary fishing tools Technological Differentiation Drives Operational Efficiencies

 Top ball and bottom set design with zero presets  Tested and qualified up to 10,000psi and 350°F  Available in both Saltwater Alloy and Fresh Water Alloy  100% traceability and QA/QC throughout manufacturing  4.5”, 5.5” and 6.0” designs  100% USA designed and manufactured R&D facility in Houston supports continuous technology development  8 dedicated engineers supporting the R&D effort across the organization KLX Energy Services 12 PhantM Dissolvable Plug  Two Patent Pending High performance ERT’s  Addressable tool with on/off toggle  Downlinking capability with infinitely adjustable frequency  Data memory logging  Higher Volume / Lower Circulation Pressure  Enhanced safety and ESG benefits OraclE Smart Reach Tool CONTINUOUS ADVANCEMENT IN RESEARCH & DEVELOPMENT

 Strong management team with proven operational track record and deep M&A experience  Retention of key employees  Strong Board and corporate governance  Premier provider of drilling, completion, production and intervention solutions with a returns-driven strategy  Minimal customer overlap with significant cross-sell potential  Positioned to participate in further industry consolidation KLX Energy Services 13 Strategic Fit People Efficiencies and Synergies Valuation and Structure  Consolidated 24 facilities with overlapping geographic coverage and service offerings  Eliminated duplicate management positions to reduce SG&A  “Shared Services” consolidation and optimization  Over $50MM of annual, recurring cost synergies (reduced SG&A as a % of revenue from 21% in Q4 2019 (standalone KLX) to 12% in Q1 2024)  Approximately $26MM in sale of obsolete assets since closing (thru Q1 2024)  Aligned across common systems, processes and procedures  100% equity financed, merger of equals  Created platform that generated over $1.0B of revenue and $148MM of Adj EBITDA on a pro forma 2019 basis, including $50MM of cost synergies  Deleveraging and credit-enhancing to KLX KLX / QES Merger Integration Success

Performance culture KPI tracking / data-driven decision making Veteran operators Technical expertise Alignment of incentives KLX Energy Services 14 Rigorous maintenance program Minimize downtime Ensure equipment integrity Comprehensive suite of equipment and tool sizes across all PSLs Employees value safe, professional field operations Strong interdependent safety culture and track record of strong safety metrics afford KLX the opportunity to work for the largest operators A Transformed KLX Long-term relationships with blue chip customers Strong visibility into drilling and completion programs Significant operating leverage Return on capital focus People Performance Asset Integrity Safety Customer Focus Profitability

15 Recent Acquisition Case Study In March 2023, KLX and Greene’s formed a strong partnership based on a common culture focused on safety, execution, customer service and returns. The combined company is a leading provider of wellhead protection, flowback and well testing services. The acquisition of Greene’s augmented the KLX frac rental and flowback offerings, providing KLX with a broader presence in the Permian and Eagle Ford basins. 2022 Adjusted EBITDA $15MM 2022 Revenue $69MM All Stock Transaction 2.4MM Shares Enterprise Value $30MM 2022 Net Income $5MM Fixed Cost Synergies $3MM All results reflect standalone performance for Greene’s.

16 KLX Energy Services KLX – The Choice of Top Operators Revenue driven by top 10 customers in 2023 Significant leverage to the most active operators in the United States ~680 40% Unique customers serviced in 2023 with no one customer accounting for more than 10% of 2023 revenue 90% of 2023 Top 10 Customers were Top 20 operators by rig count as of December 2023.

Steadily Gaining Market Share US Land Rig Count and KLX Quarterly Revenue per Rig Count Source: Company & Baker Hughes. Note that the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As such, quarterly data for Q1’21 includes results for three months ended April 30, 2021, and quarterly data for Q2’21 includes results for three months ended July 31, 2021. We have presented Q3’21 on a pro forma basis as three months ended September 30, 2021, and we have presented Q4’21 on a pro forma basis as three months ended December 31, 2021. Q2 ’24P Rig Count held flat at May 17, 2024 level. Q2 ’24 revenue per rig represents the range of revenue guidance for Q2 2024 provided May 7, 2024 $200,000 $225,000 $250,000 $275,000 $300,000 $325,000 $350,000 $375,000 400 450 500 550 600 650 700 750 800 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024E Revenue/Rig Count Quarterly average rig count (US Land)

KLX Energy Services 18 Recent History of Strong Profitability & Free Cash Flow  Rapidly improving financial results as KLX has grown back into the capital structure  Q1 2024 Revenue and Adj EBITDA of $175MM and $12MM, respectively  Full year 2023 Revenue and Adj EBITDA of approximately $888MM and $138MM, respectively, which represent a 14% and 42% respective increase over 2022 results  Q2 2024 Guidance  Q2 Revenue of $180MM to $200MM  Q2 Adj EBITDA Margin of 9% to 11%  Expect further improvement into Q3 2024 As of Q1 2024. Company disclosure. Previously announced quarterly numbers may not sum to the year-end total due to rounding. Q1 2023 includes only a partial month contribution from Greene’s. Q2 2024 Guidance as of May 7, 2024 (dollar amounts in millions) Q1 '23 Q2 '23 Q3 '23 Q4 '23 FY '23 Q1 '24 Low High Rockies $68 $67 $77 $60 $272 $46 Southwest 73 86 78 67 304 69 Northeast / Mid-Con 98 81 66 67 312 60 Revenue $239 $234 $221 $194 $888 $175 $180 $200 Revenue Growth 7% -2% -6% -12% 14% -10% 3% 14% Rockies $16 $17 $23 $13 $69 $5 Southwest 10 15 12 9 46 7 Northeast / Mid-Con 23 18 12 10 63 10 Corporate & Other (11) (10) (10) (9) (40) (10) Adjusted EBITDA $38 $40 $37 $23 $138 $12 $16 $22 Rockies 24% 25% 30% 22% 25% 12% Southwest 14% 17% 15% 13% 15% 10% Northeast / Mid-Con 23% 22% 18% 16% 20% 17% Adjusted EBITDA 16% 16% 17% 12% 16% 7% 9% 11% Net Income (Loss) $9 $11 $8 ($9) $19 ($22) Cash Capex $10 $16 $18 $13 $57 $14 Free Cash Flow ($14) $47 $13 $29 $75 ($21) Re ve nu e A dj us te d EB IT DA A dj us te d EB IT DA M ar gi n Q2 '24 Guidance

19 Enhanced Capitalization & Leverage Profile Dollar amounts in millions. As of Q1 2024. Company disclosure. Cash $85M Liquidity $128M Net Debt $200M 2023 Net Leverage Ratio 1.2x LTM Net Leverage Ratio 1.8x Maturity Nov. 2025

KLX Energy Services 20 Deeply Experienced Leadership Team Chris Baker CEO 25+ years of industry experience Co-founded and COO of QES Managing Director – Oilfield Services for Quintana Energy Partners Citigroup Global Markets Inc. BS in Mechanical Engineering from Louisiana State University MBA from Rice University Keefer Lehner CFO 17+ years of industry experience Co-founded and served as CFO of QES Vice President of Quintana Energy Partners Simmons & Company’s investment banking group BSBA from Villanova University Max Bouthillette CCO & GC 30+ years of industry experience Served as QES executive VP, General Counsel and CCO since IPO Previously served in executive and leadership roles with Archer, BJ and SLB BBA in Accounting from Texas A&M JD from the University of Houston John Horgan VP, Ops 30+ years of industry experience Previously led Archer North America’s completions business US and International leadership roles over 20+ years with Halliburton BS from University of Texas

KLX And Small Cap Peers Continue to be Valued at a Discount Relative to Larger Peers Source: Capital IQ as of May 17, 2024 Small Cap Peers is the mean of PHX, OIS, STEP, SOI, NINE, CET, RNGR, DTI, SND and NCSM. Mid Cap Peers is the mean of ACDC, PDS, SLCA, RES and PUMP. Large Cap Peers is the mean of SLB, BKR, HAL, WFRD, PTEN, LBRT and HP. Multiple of Enterprise Value to 2024P Adj EBITDA 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x KLXE Small Cap Peer Average Mid Cap Peer Average Large Cap Peer Average

22 Corporate Headquarters 3040 POST OAK BLVD 15th Floor Houston, TX 77056 Investor Relations ir@klx.com

APPENDIX 23

KLX Energy Services 24 Reconciliation of Consolidated Net (Loss) Income to Adjusted EBITDA (Loss) *Previously announced quarterly numbers may not sum to the year-end total due to rounding. (1) Quarterly cost of sales includes $2.1 million of lease expense associated with five coiled tubing unit leases. (2) The Company’s results for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of KLX Energy Services Holdings, Inc. (“KLXE”) and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given period, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1’19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019, for Q2’19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019, for Q3’19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019, for Q4’19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019, and for Q1’20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Furthermore, note that we have presented Q2’20 on a pro forma basis as the results of legacy KLXE and legacy QES assuming the Merger had occurred on February 1, 2020. Pre-merger periods exclude the value of deal synergies. (3) We have presented Q3’21 on a pro forma basis as three months ended September 30, 2021, and we have presented Q4’21 on a pro forma basis as three months ended December 31, 2021. (4) The one-time costs during the first quarter of 2024 relate to professional services. (dollar amounts in millions)

KLX Energy Services 25 Consolidated Net (Loss) Income Margin and Consolidated Adjusted EBITDA Margin Reconciliations (dollar amounts in millions)

KLX Energy Services 26 Reconciliation of Segment Operating (Loss) Income to Adjusted EBITDA (1) One-time costs are defined in the Reconciliation of Consolidated Net Loss to Adjusted EBITDA (loss) table above. For purposes of segment reconciliation, one-time costs also includes impairment and other charges. (dollar amounts in millions)

KLX Energy Services 27 Segment Operating Income (Loss) Margin Reconciliation (dollar amounts in millions)

KLX Energy Services 28 Segment Adjusted EBITDA Margin Reconciliation (dollar amounts in millions)

KLX Energy Services 29 Adjusted SG&A Margin Reconciliation (dollar amounts in millions)

KLX Energy Services 30 Free Cash Flow Reconciliation (dollar amounts in millions)

KLX Energy Services 31 Net Debt and LTM Net Leverage Ratio Reconciliations (dollar amounts in millions)